      Student Loan Finance Corporation

      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, 2001-1 and 2002-1 Report for the Month Ended November 30, 2002

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series      Description                                                   Cusip #              Due Date
      --------------------------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes ................................... 280907AP1 .......... December 1, 2035
      1999-1B     Senior Auction Rate Notes ................................... 280907AQ9 .......... December 1, 2035
      1999-1C     Subordinate Auction Rate Notes .............................. 280907AR7 .......... December 1, 2035
      2000-1A     Senior Auction Rate Notes ................................... 280907AS5 .......... December 1, 2035
      2000-1B     Senior Auction Rate Notes ................................... 280907AT3 .......... December 1, 2035
      2000-1C     Subordinate Auction Rate Notes .............................. 280907AU0 .......... December 1, 2035
      2001-1A     Senior Auction Rate Notes ................................... 280907AV8 .......... December 1, 2035
      2001-1B     Senior Auction Rate Notes ................................... 280907AW6 .......... December 1, 2035
      2001-1C     Subordinate Auction Rate Notes .............................. 280907AX4 .......... December 1, 2035
      2002-1A     Senior Auction Rate Notes ................................... 280907AY2 .......... December 1, 2035
      2002-1B     Senior Auction Rate Notes ................................... 280907AZ9 .......... December 1, 2035
      2002-1C     Subordinate Auction Rate Notes .............................. 280907BA3 .......... December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None

      Series 2000-1:
        None

      Series 2001-1:
        None

      Series 2002-1:
        None

C.    Principal Outstanding - November, 2002
      --------------------------------------

                            Principal            Principal            Principal            Principal
                         Outstanding,             Borrowed             Payments         Outstanding,
      Series           Start of Month         During Month         During Month         End of Month
      -----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A        $78,000,000.00                $0.00                $0.00       $78,000,000.00
        1999-1B         39,000,000.00                 0.00                 0.00        39,000,000.00
        1999-1C          9,300,000.00                 0.00                 0.00         9,300,000.00
                  -----------------------------------------------------------------------------------
        Total          126,300,000.00                 0.00                 0.00       126,300,000.00
                  -----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00                 0.00                 0.00        54,100,000.00
        2000-1B         54,100,000.00                 0.00                 0.00        54,100,000.00
        2000-1C         22,000,000.00                 0.00                 0.00        22,000,000.00
                  -----------------------------------------------------------------------------------
        Total          130,200,000.00                 0.00                 0.00       130,200,000.00
                  -----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00                 0.00                 0.00        79,000,000.00
        2001-1B         79,000,000.00                 0.00                 0.00        79,000,000.00
        2001-1C         23,800,000.00                 0.00                 0.00        23,800,000.00
                  -----------------------------------------------------------------------------------
        Total          181,800,000.00                 0.00                 0.00       181,800,000.00
                  -----------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A         82,700,000.00                 0.00                 0.00        82,700,000.00
        2002-1B         82,700,000.00                 0.00                 0.00        82,700,000.00
        2002-1C         24,500,000.00                 0.00                 0.00        24,500,000.00
                  -----------------------------------------------------------------------------------
        Total          189,900,000.00                 0.00                 0.00       189,900,000.00
                  -----------------------------------------------------------------------------------
      Totals          $628,200,000.00                $0.00                $0.00      $628,200,000.00
                  ===================================================================================

D.    Accrued Interest Outstanding - November, 2002
      ---------------------------------------------

                     Accrued Interest             Interest             Interest     Accrued Interest             Interest
                         Outstanding,              Accrued             Payments         Outstanding,           Rate As Of
      Series           Start of Month         During Month         During Month         End of Month         End Of Month
      --------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A            $65,866.67          $109,070.00          $115,266.67           $59,670.00             1.53000%
        1999-1B             33,453.33            57,265.00            58,543.33            32,175.00             1.65000%
        1999-1C              8,142.67            13,314.50            14,249.67             7,207.50             1.55000%
                  -----------------------------------------------------------------------------------
        Total              107,462.67           179,649.50           188,059.67            99,052.50
                  -----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A             62,485.50            78,354.83            79,527.00            61,313.33             1.70000%
        2000-1B             42,603.75            75,244.08            79,527.00            38,320.83             1.50000%
        2000-1C             26,888.89            35,200.00            34,222.22            27,866.67             1.90000%
                  -----------------------------------------------------------------------------------
        Total              131,978.14           188,798.91           193,276.22           127,500.83
                  -----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A             33,706.67           117,183.33           117,973.33            32,916.67             1.50000%
        2001-1B              4,059.72           120,167.78           117,731.94             6,495.56             1.48000%
        2001-1C             10,842.22            38,013.89            37,947.78            10,908.33             1.65000%
                  -----------------------------------------------------------------------------------
        Total               48,608.61           275,365.00           273,653.05            50,320.56
                  -----------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A             61,106.11           117,819.93           122,212.22            56,713.82             1.54300%
        2002-1B             30,392.25           121,982.50           121,569.00            30,805.75             1.49000%
        2002-1C              9,761.21            39,267.37            39,044.83             9,983.75             1.63000%
                  -----------------------------------------------------------------------------------
        Total              101,259.57           279,069.80           282,826.05            97,503.32
                  -----------------------------------------------------------------------------------
      Totals              $389,308.99          $922,883.21          $937,814.99          $374,377.21
                  ===================================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                      Interest Period
      Series            Starting Date        Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A             08-Jan-03                6.48%
        1999-1B             08-Jan-03                6.36%
        1999-1C             08-Jan-03                6.42%
      Series 2000-1:
        2000-1A             02-Jan-03                6.30%
        2000-1B             09-Jan-03                6.50%
        2000-1C             02-Jan-03                5.94%
      Series 2001-1:
        2001-1A             16-Jan-03                6.47%
        2001-1B             26-Dec-02                6.28%
        2001-1C             16-Jan-03                6.22%
      Series 2002-1:
        2002-1A             10-Jan-03                6.45%
        2002-1B             17-Jan-03                6.59%
        2002-1C             17-Jan-03                6.26%

F.    Noteholders' Carry-Over Amounts - November, 2002
      ------------------------------------------------

                           Carry-Over                                                     Carry-Over
                             Amounts,            Additions             Payments             Amounts,
      Series           Start of Month         During Month         During Month         End of Month
      -----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00                $0.00
        1999-1B                  0.00                 0.00                 0.00                 0.00
        1999-1C                  0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                 0.00
        2000-1B                  0.00                 0.00                 0.00                 0.00
        2000-1C                  0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                 0.00
        2001-1B                  0.00                 0.00                 0.00                 0.00
        2001-1C                  0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                 0.00                 0.00
        2002-1B                  0.00                 0.00                 0.00                 0.00
        2002-1C                  0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00                $0.00
                  ===================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - November, 2002
      --------------------------------------------------------------------

                              Accrued             Interest             Interest              Accrued
                            Interest,              Accrued             Payments            Interest,
      Series           Start of Month         During Month         During Month         End of Month
      -----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00                $0.00
        1999-1B                  0.00                 0.00                 0.00                 0.00
        1999-1C                  0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                 0.00
        2000-1B                  0.00                 0.00                 0.00                 0.00
        2000-1C                  0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                 0.00
        2001-1B                  0.00                 0.00                 0.00                 0.00
        2001-1C                  0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                 0.00                 0.00
        2002-1B                  0.00                 0.00                 0.00                 0.00
        2002-1C                  0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00                $0.00
                  ===================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - November, 2002
      ------------------------------
                                                                                              Amount
                                                                                ---------------------
      Balance, Start of Month .................................................        $9,423,000.00
      Additions During Month (From Issuance of Notes) .........................                 0.00
      Less Withdrawals During Month ...........................................                 0.00
                                                                                ---------------------
      Balance, End of Month ...................................................        $9,423,000.00
                                                                                =====================

B.    Capitalized Interest Accounts - November, 2002
      ----------------------------------------------
                                                                                              Amount
                                                                                ---------------------
      Balance, Start of Month .................................................                $0.00
      Additions During Month (From Issuance of Notes) .........................                 0.00
      Less Withdrawals During Month ...........................................                 0.00
                                                                                ---------------------
      Balance, End of Month ...................................................                $0.00
                                                                                =====================

C.    Acquisition Accounts - November, 2002
      -------------------------------------
                                                                                              Amount
                                                                                ---------------------
      Balance, Start of Month .................................................        $1,440,168.27
      Additions During Month:
        Acquisition Funds from Note Issuance ..................................                 0.00
        Recycling from Surplus Funds ..........................................        11,243,155.16
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired ....................................................                 0.00
        Accrued Income ........................................................                 0.00
        Premiums and Related Acquisition Costs ................................                 0.00
      Less Withdrawals for Eligible Loans:
        Total Principal Acquired .........................        (9,284,032.45)
        Origination Fees Charged .........................             2,772.50
        Premiums and Related Acquisition Costs ...........          (164,835.41)
                                                           ---------------------
        Net Costs of Loans Acquired ...........................................        (9,446,095.36)
                                                                                ---------------------
      Balance, End of Month ...................................................        $3,237,228.07
                                                                                =====================

D.    Alternative Loan Guarantee Accounts - November, 2002
      ----------------------------------------------------
                                                                                              Amount
                                                                                ---------------------
      Balance, Start of Month .................................................        $3,543,948.11
      Additions During Month (Initial Purchase of Student Loans) ..............                 0.00
      Guarantee Fees Received (Refunded) During Month. ........................                 0.00
      Interest Received During Month ..........................................             4,405.16
      Other Additions During Month ............................................            92,496.58
      Less Withdrawals During Month for Default Payments. .....................          (180,656.20)
                                                                                ---------------------
      Balance, End of Month ...................................................        $3,460,193.65
                                                                                =====================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - November, 2002
      ---------------------------------------------------
                                                                                              Amount
                                                                                ---------------------
      Balance, Start of Month .................................................      $586,284,476.87
      Initial Purchase of Eligible Loans ......................................                 0.00
      Loans Purchased / Originated ............................................         9,284,032.45
      Capitalized Interest ....................................................         3,473,589.62
      Less Principal Payments Received ........................................       (16,090,121.01)
      Less Defaulted Alternative Loans Transferred ............................          (173,589.04)
      Other Increases (Decreases) .............................................           (16,740.41)
                                                                                ---------------------
      Balance, End of Month ...................................................      $582,761,648.48
                                                                                =====================

B.    Composition of Student Loan Portfolio as of November 30, 2002
      -------------------------------------------------------------

                                                                                              Amount
                                                                                ---------------------
      Aggregate Outstanding Principal Balance .................................      $582,761,648.48
      Number of Borrowers .....................................................               83,570
      Average Outstanding Principal Balance Per Borrower ......................               $6,973
      Number of Loans (Promissory Notes) ......................................              176,786
      Average Outstanding Principal Balance Per Loan ..........................               $3,296
      Weighted Average Interest Rate ..........................................                4.57%

C.    Distribution of Student Loan Portfolio by Loan Type as of November 30, 2002
      ---------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Loan Type                                                         Balance              Percent
      -----------------------------------------------------------------------------------------------
      Stafford - Subsidized ..............................      $192,405,020.52                33.0%
      Stafford - Unsubsidized ............................       136,003,164.23                23.3%
      Stafford - Nonsubsidized ...........................            10,405.83                 0.0%
      PLUS ...............................................        38,942,356.06                 6.7%
      SLS ................................................            65,785.04                 0.0%
      Consolidation ......................................        76,323,687.13                13.1%
      Alternative ........................................       139,011,229.67                23.9%
                                                           ------------------------------------------
      Total ..............................................      $582,761,648.48               100.0%
                                                           ==========================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of November 30, 2002
      -------------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Interest Rate                                                     Balance              Percent
      -----------------------------------------------------------------------------------------------
      Less Than 3.00% ....................................                $0.00                 0.0%
      3.00% to 3.49% .....................................      $152,501,871.59                26.2%
      3.50% to 3.99% .....................................        $1,542,684.72                 0.3%
      4.00% to 4.49% .....................................      $197,001,081.43                33.8%
      4.50% to 4.99% .....................................       $83,405,995.21                14.3%
      5.00% to 5.49% .....................................       $45,461,670.62                 7.8%
      5.50% to 5.99% .....................................       $40,565,073.22                 7.0%
      6.00% to 6.49% .....................................       $13,304,521.64                 2.3%
      6.50% to 6.99% .....................................       $21,794,712.35                 3.7%
      7.00% to 7.49% .....................................        $3,120,013.22                 0.5%
      7.50% to 7.99% .....................................        $9,014,608.82                 1.5%
      8.00% to 8.49% .....................................        $9,267,715.31                 1.6%
      8.50% or Greater ...................................        $5,781,700.35                 1.0%
                                                           ------------------------------------------
      Total ..............................................      $582,761,648.48               100.0%
                                                           ==========================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of November 30, 2002
      -----------------------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Borrower Payment Status                                           Balance              Percent
      -----------------------------------------------------------------------------------------------
      School .............................................      $147,142,417.21                25.2%
      Grace ..............................................        19,218,168.06                 3.3%
      Repayment ..........................................       326,592,571.16                56.0%
      Deferment ..........................................        71,855,467.57                12.3%
      Forbearance ........................................        17,953,024.48                 3.1%
                                                           ------------------------------------------
      Total ..............................................      $582,761,648.48               100.0%
                                                           ==========================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of November 30, 2002
      ------------------------------------------------------------------------------------

                                                                Percent by Outstanding Balance
                                                           ------------------------------------------
                                               Outstanding            Excluding
                                                 Principal         School/Grace         All Loans in
      Delinquency Status                           Balance         Status Loans            Portfolio
      -----------------------------------------------------------------------------------------------
      31 to 60 Days .................       $15,453,620.81                 3.7%                 2.7%
      61 to 90 Days .................         7,476,937.72                 1.8%                 1.3%
      91 to 120 Days ................         4,898,228.92                 1.2%                 0.8%
      121 to 180 Days ...............         8,001,646.57                 1.9%                 1.4%
      181 to 270 Days ...............         4,922,326.00                 1.2%                 0.8%
      Over 270 Days .................         1,434,321.40                 0.3%                 0.2%
      Claims Filed, Not Yet Paid ....         2,070,764.96                 0.5%                 0.4%
                                      ---------------------------------------------------------------
      Total .........................       $44,257,846.38                10.6%                 7.6%
                                      ===============================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of November 30, 2002
      ----------------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Guarantee Status                                                  Balance              Percent
      -----------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100% .........................          $942,411.00                 0.2%
      FFELP Loan Guaranteed 98% ..........................       442,808,007.81                76.0%
      Alternative Loans Non-Guaranteed ...................       139,011,229.67                23.9%
                                                           ------------------------------------------
      Total ..............................................      $582,761,648.48               100.0%
                                                           ==========================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of November 30, 2002
      ----------------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Guarantee Agency                                                  Balance              Percent
      -----------------------------------------------------------------------------------------------
      Education Assistance Corporation ...................      $314,318,423.57                53.9%
      Great Lakes Higher Education Corporation ...........        86,102,121.61                14.8%
      California Student Aid Commission ..................        13,489,065.58                 2.3%
      Student Loans of North Dakota ......................         9,220,747.98                 1.6%
      Texas GSLC .........................................         3,878,240.02                 0.7%
      Pennsylvania Higher Education Assistance
       Agency ............................................         5,224,991.88                 0.9%
      United Student Aid Funds, Inc ......................        10,647,953.34                 1.8%
      Other Guarantee Agencies ...........................           868,874.83                 0.1%
      Alternative Loans Non-Guaranteed ...................       139,011,229.67                23.9%
                                                           ------------------------------------------
      Total ..............................................      $582,761,648.48               100.0%
                                                           ==========================================

I.    Fees and Expenses Accrued For / Through  November, 2002
      -------------------------------------------------------
                                                                     For The 11
                                                                   Months Ended
                                            November, 2002        Nov. 30, 2002
                                      ------------------------------------------
      Servicing Fees ................          $509,917.68        $4,301,239.84
      Treas Mgmt / Lockbox Fees .....            11,707.16            80,447.67
      Indenture Trustee Fees ........            12,803.10           108,213.73
      Broker / Dealer Fees ..........           130,874.99         1,069,426.25
      Auction Agent Fees ............            10,470.01            89,030.63
      Other Permitted Expenses ......                 0.00                 0.00
                                      ------------------------------------------
      Total .........................          $675,772.94        $5,648,358.12
                                      ==========================================

J.    Ratio of Assets to Liabilities as of November 30, 2002
      ------------------------------------------------------

                                                                         Amount
                                                           ---------------------
      Total Indenture Assets .............................      $638,539,786.27
      Total Indenture Liabilities ........................       629,227,696.87
                                                           ---------------------
      Ratio ..............................................              101.48%
                                                           =====================

K.    Senior and Subordinate Percentages as of November 30, 2002
      ----------------------------------------------------------

                                                                         Amount
                                                           ---------------------
      Aggregate Values                                          $638,867,919.63
                                                           =====================
      Senior Notes Outstanding Plus Accrued Interest             548,918,410.93
                                                           =====================
      All Notes Outstanding Plus Accrued Interest                628,574,377.22
                                                           =====================
      Dividend Prerequisites:
        Senior Percentage (Requirement = 112%)                          116.39%
                                                           =====================
        Subordinate Percentage (Requirement = 102%)                     101.64%
                                                           =====================
        Available for Dividend - Excess (Shortage)
         Over Dividend Prerequisites                             ($2,277,945.13)
                                                           =====================